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IDS Life Account SBS
Registration No. 33-40779/812-7731

EXHIBIT INDEX

10. Consent of Independent Auditors.

11. Financial Statement Schedules and Report of Independent Auditors.

14. Financial Data Schedules:
      IDS Life Account SBS
      IDS Life Insurance Company

15. Power of Attorney.